Lutheran Brotherhood
                                  and
                     LB Variable Insurance Account I

             Flexible Premium Variable Life Insurance Contract

                Supplement to Prospectus dated May 1, 2001


     Lutheran Brotherhood has entered into an agreement with Aid Association for Lutherans ("AAL") under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger, which has received initial approval from the Boards of Directors of the two companies, is subject to approval from several government agencies and certain other conditions. Among those conditions, approximately 300 Lutheran Brotherhood member delegates must vote on the merger, and the AAL Board must grant final approval. The merger is expected to close on or before December 31, 2001.

     It is anticipated that as a result of the merger the LB Variable Insurance Account I will continue as a separate account of the merged organization and the contracts offered by this Prospectus will continue as contracts of the merged entity.

               The date of this Supplement is July 2, 2001.

           Please include this supplement with your prospectus.